Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION
------------------------------------------------------
Corporate Headquarters                                          COMPUWARE [LOGO]
One Campus Martius o Detroit, MICHIGAN 48226
313-227-7300

For Immediate Release

October 21, 2004

            Compuware Reports Fiscal Year 2005 Second Quarter Results

DETROIT--October 21, 2004--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its second quarter, which ended September 30, 2004.

"I'm pleased that Compuware met Wall Street expectations for our second quarter," said Compuware Chairman and CEO Peter Karmanos, Jr. "Net income was up over the same quarter last year, driven by increases in distributed and mainframe products sales. Over the remainder of the fiscal year, we will continue to make sales execution our top priority."

Second Quarter Fiscal 2005 Results

Compuware reports second quarter revenues of $295.5 million, compared to $302.8 million in the second quarter of the previous fiscal year. Net income was $7.4 million compared to a loss of $8.5 million in the same quarter of fiscal 2004. Earnings per share (diluted computation) were two cents compared to a loss of two cents, based upon 387.5 million and 382.6 million shares outstanding, respectively.

During the company's second quarter, software license fees were $65.7 million, compared to $59.4 million in the same quarter of the previous year. Maintenance fees were $104.8 million, compared to $99.4 million in the second quarter of fiscal 2004. Revenue from professional services was $125.0 million, compared to $144.0 million in the same quarter last year.

Second Quarter Fiscal Year 2005 Highlights

During the second quarter, Compuware:

o Hosted the inaugural OJX--a next-generation, interactive Java development extravaganza--at the company's Detroit world headquarters. Java visionaries from Compuware, Sun and BEA presented at the event, which attracted more than 1,000 developers and C-level attendees.

o Announced that the newest version of Compuware Vantage, the company's comprehensive solution for application service management, extended its support for Citrix access infrastructure software.

o Introduced new versions of its enterprise application performance management products, Compuware STROBE 3.1 and Compuware iSTROBE 2.0.

o Announced that Compuware subsidiary Covisint made available two new services to enable companies to securely share information and business processes with their customers and suppliers--Covisint Identity Management and a lower-cost version of Covisint Communicate.

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Compuware Reports Fiscal Year 2005 Second Quarter Results
October 21, 2004


o Filed an emergency motion in its software piracy case against IBM. In the motion, Compuware asked the court to levy severe sanctions and provide other relief against IBM for introducing critical evidence after the close of discovery. Specifically, the filing asked the U.S. District Court for the Eastern District of Michigan to order judgment in favor of Compuware on its claim that IBM stole Compuware's software source code. In September, the court sanctioned IBM for "gross negligence" in the software piracy portion of Compuware's case.

o Announced that it would demonstrate its Compuware IT Governance by Changepoint solution at the Gartner Project and Portfolio Management Conference in San Diego. Compuware IT Governance by Changepoint was awarded "Best Solution" at the conference, as voted on by the senior IT executives attending the July event.

o Announced a partnership with Sogeti, a premier provider of IT consulting services, based on the quality management solution comprised of TMap(R) (Test Management Approach) and the Compuware Application Reliability Solution (CARS). The combined solution is called "CARS for TMap(R)." Compuware also introduced an additional strategic partnership with the Professional Services Group of Spherion Corporation to offer and deliver the Compuware Application Reliability Solution (CARS) to its customers.

o Announced it attained Certified Partner status in the Oracle PartnerNetwork and that the functional testing portion of Compuware QACenter Enterprise Edition, QARun, was tested and validated with Oracle E-Business Suite applications.

o Outlined the strategic roadmap for its Microsoft development solutions over the next 12 months at the Gartner Application Development Summit.

o Announced it would host a risk-based testing seminar series in 11 U.S. cities, beginning in October. The seminar, entitled "Safeguard Your
      Applications: A Unique Approach to Testing" is a half-day, management-level briefing designed to help IT organizations make the most of their current testing assets.

o Began hosting free IT executive briefings on effective IT service management strategies in 11 cities featuring executives from Compuware and analysts from Gartner, Inc.

o Hosted a free, 16-city DB2 seminar series featuring Susan Lawson, an IBM GOLD Consultant and internationally recognized DB2 author and lecturer. The seminar series, titled "DB2 for z/OS Version 8: Are You Ready?" highlighted the new features of DB2 for z/OS Version 8 and its impact on DB2 subsystem and applications, as well as Compuware's solutions for DB2.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

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Compuware Reports Fiscal Year 2005 Second Quarter Results
October 21, 2004


Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern Time (21:00 GMT). Interested parties calling from the United States should call 877-459-8388. For international access, the conference call number is +1-484-630-8751. The password for the conference call is Compuware. A conference call replay will also be available. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                        AS OF SEPTEMBER 30,
                  ASSETS                           ----------------------------
                                                      2004             2003
                                                   -----------      -----------
CURRENT ASSETS:
  Cash and cash equivalents                        $   376,281      $   382,335
  Investments                                          163,932          173,018
  Accounts receivable, net                             408,980          401,378
  Deferred tax asset, net                               31,440           30,667
  Income taxes refundable, net                          32,162           17,338
  Prepaid expenses and other
    current assets                                      24,374           18,655
  Building - available for sale                         19,702
                                                   -----------      -----------
        Total current assets                         1,056,871        1,023,391
                                                   -----------      -----------

INVESTMENTS                                            154,439           88,471
                                                   -----------      -----------

PROPERTY AND EQUIPMENT, LESS
  ACCUMULATED DEPRECIATION
  AND AMORTIZATION                                     423,975          418,696
                                                   -----------      -----------

CAPITALIZED SOFTWARE, LESS
  ACCUMULATED AMORTIZATION                              48,552           47,401
                                                   -----------      -----------

OTHER:
  Accounts receivable                                  214,449          263,560
  Deferred tax asset, net                                   --           23,399
  Goodwill                                             289,539          212,714
  Other                                                 36,648           28,490
                                                   -----------      -----------
        Total other assets                             540,636          528,163
                                                   -----------      -----------

TOTAL ASSETS                                       $ 2,224,473      $ 2,106,122
                                                   ===========      ===========

      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                 $    26,058      $    27,169
  Accrued expenses                                     132,282          133,647
  Deferred revenue                                     307,143          289,146
                                                   -----------      -----------
        Total current liabilities                      465,483          449,962

DEFERRED REVENUE                                       293,445          293,896

ACCRUED EXPENSES                                        18,184           20,626

DEFERRED TAX LIABILITY, NET                             12,797
                                                   -----------      -----------
        Total liabilities                              789,909          764,484
                                                   -----------      -----------

SHAREHOLDERS' EQUITY:
  Common stock                                           3,871            3,841
  Additional paid-in capital                           735,944          712,926
  Retained earnings                                    689,169          625,368
  Foreign currency translation
    adjustment                                           5,580             (497)
                                                   -----------      -----------
        Total shareholders' equity                   1,434,564        1,341,638
                                                   -----------      -----------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                             $ 2,224,473      $ 2,106,122
                                                   ===========      ===========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                                            QUARTER ENDED                     SIX MONTHS ENDED
                                                                             SEPTEMBER 30,                      SEPTEMBER 30,
                                                                      --------------------------         --------------------------
                                                                        2004             2003              2004             2003
                                                                      ---------        ---------         ---------        ---------
REVENUES:
  Software license fees                                               $  65,662        $  59,358         $ 119,765        $ 114,683
  Maintenance fees                                                      104,771           99,397           208,272          200,973
  Professional services fees                                            125,035          143,998           254,484          293,109
                                                                      ---------        ---------         ---------        ---------
       Total revenues                                                   295,468          302,753           582,521          608,765
                                                                      ---------        ---------         ---------        ---------

OPERATING EXPENSES:
  Cost of software license fees                                           8,077            7,657            15,886           15,043
  Cost of professional services                                         112,934          136,567           231,784          276,047
  Technology development and support                                     40,789           42,735            81,680           82,758
  Sales and marketing                                                    79,322           77,665           150,055          145,050
  Administrative and general                                             48,396           54,597           100,414          107,829
                                                                      ---------        ---------         ---------        ---------
       Total operating expenses                                         289,518          319,221           579,819          626,727
                                                                      ---------        ---------         ---------        ---------

INCOME (LOSS) FROM OPERATIONS                                             5,950          (16,468)            2,702          (17,962)

OTHER INCOME                                                              4,341            4,638             8,484            9,747
                                                                      ---------        ---------         ---------        ---------

INCOME (LOSS) BEFORE INCOME TAXES                                        10,291          (11,830)           11,186           (8,215)

INCOME TAX PROVISION (BENEFIT)                                            2,881           (3,312)            3,132           (2,300)
                                                                      ---------        ---------         ---------        ---------

NET INCOME (LOSS)                                                     $   7,410        $  (8,518)        $   8,054        $  (5,915)
                                                                      =========        =========         =========        =========

DILUTED EPS COMPUTATION
Numerator:  Net income (loss)                                         $   7,410        $  (8,518)        $   8,054        $  (5,915)
                                                                      ---------        ---------         ---------        ---------
Denominator:
  Weighted-average common shares outstanding                            386,200          382,591           385,574          382,556
  Dilutive effect of stock options                                        1,269                              1,873
                                                                      ---------        ---------         ---------        ---------
  Total shares                                                          387,469          382,591           387,447          382,556
                                                                      ---------        ---------         ---------        ---------
Diluted EPS                                                           $    0.02        $   (0.02)        $    0.02        $   (0.02)
                                                                      =========        =========         =========        =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                          SIX MONTHS ENDED
                                                            SEPTEMBER 30,
                                                     --------------------------
                                                       2004             2003
                                                     ---------        ---------
CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES:
  Net income (loss)                                  $   8,054        $  (5,915)
  Adjustments to reconcile net
    income (loss) to cash
    provided by operations:
    Depreciation and amortization                       30,559           25,336
    Tax benefit from exercise of
      stock options                                        249              152
    Issuance of common stock to ESOP                     4,872
    Acquisition tax benefits                             3,604            3,516
    Deferred income taxes                                8,802           (2,920)
    Other                                                1,250            4,447
    Net change in assets and
      liabilities, net of effects
      from acquisitions:
      Accounts receivable                               30,746          133,178
      Prepaid expenses and other
        current assets                                  (2,755)          (1,248)
      Other assets                                         895           (2,719)
      Accounts payable and accrued
        expenses                                       (36,768)         (18,747)
      Deferred revenue                                  (5,363)         (29,727)
      Income taxes                                       1,755           (6,443)
                                                     ---------        ---------
        Net cash provided by
          operating activities                          45,900           98,910
                                                     ---------        ---------

CASH FLOWS USED IN INVESTING
  ACTIVITIES:
  Purchase of:
    Business                                           (96,993)
    Property and equipment:
      Headquarters facility                             (5,694)         (40,314)
      Other                                            (12,269)          (4,166)
    Capitalized software                                (7,694)          (5,440)
  Investments:
    Proceeds                                           127,335          216,648
    Purchases                                         (134,845)        (212,180)
                                                     ---------        ---------
        Net cash used in investing
          activities                                  (130,160)         (45,452)
                                                     ---------        ---------

CASH FLOWS PROVIDED BY FINANCING
  ACTIVITIES:
  Net proceeds from exercise of
    stock options                                          985              942
  Contribution to stock purchase
    plans                                                4,064            4,544
  Repurchase of common stock                                               (996)
                                                     ---------        ---------
        Net cash provided by
          financing activities                           5,049            4,490
                                                     ---------        ---------

EFFECT OF EXCHANGE RATE CHANGES
  ON CASH                                                  576            4,921
                                                     ---------        ---------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                                 (78,635)          62,869

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                  454,916          319,466
                                                     ---------        ---------

CASH AND CASH EQUIVALENTS AT END
  OF PERIOD                                          $ 376,281        $ 382,335
                                                     =========        =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                          QUARTER ENDED
                                                 --------------------------------                     QUARTER ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,       YR - YR          JUNE 30,        QTR - QTR
                                                     2004               2003           % Change            2004          % Change
                                                 -------------      -------------      --------          --------        ---------
License Fees:
  Distributed Product License Fees
  DevPartner                                       $  3,929           $  5,028          (21.9%)          $  4,270          (8.0%)
  QACenter and File-AID Client/Server                 5,961              4,675           27.5%              5,864           1.7%
  UNIFACE and Optimal                                 3,295              3,048            8.1%              3,344          (1.5%)
  Vantage                                             7,635              8,766          (12.9%)             8,689         (12.1%)
  IT Governance                                       1,657                 --            N/A               1,973         (16.0%)
                                                   --------           --------                           --------
  Total Distributed Product License Fees             22,477             21,517            4.5%             24,140          (6.9%)
  Mainframe Product License Fees                     43,185             37,841           14.1%             29,963          44.1%
                                                   --------           --------                           --------
Total License Fees                                   65,662             59,358           10.6%             54,103          21.4%

Maintenance Fees                                    104,771             99,397            5.4%            103,501           1.2%
                                                   --------           --------                           --------
Total Products Revenue                             $170,433           $158,755            7.4%           $157,604           8.1%
                                                   ========           ========                           ========

Total Mainframe Products Revenue                   $126,096           $121,023            4.2%           $113,736          10.9%
Total Distributed Products Revenue                 $ 44,337           $ 37,732           17.5%           $ 43,868           1.1%

Total Products Revenue by Geography
  North America                                    $ 95,644           $ 88,198            8.4%           $ 88,915           7.6%
  International                                    $ 74,789           $ 70,557            6.0%           $ 68,689           8.9%

Product Releases
  Mainframe                                               2                 10          (80.0%)                 3         (33.3%)
  Distributed                                             6                 11          (45.5%)                 7         (14.3%)

Total Costs of Software Products                   $128,188           $128,057            0.1%           $119,433           7.3%

Professional Services
  Professional Services Revenue                    $125,035           $143,998          (13.2%)          $129,449          (3.4%)
  Contribution Margin                                                                     9.7%                5.2%          8.2%
  Billable Headcount                                  3,949              4,897          (19.4%)             4,125          (4.3%)

Total Company Headcount                               8,446              9,363          (9.8%)              8,610          (1.9%)